UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

REDWOOD TRUST, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-13759	68-0329422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Belvedere Place, Suite 300
Mill Valley, California 94941
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 389-7373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K/A, including Exhibit 99.1 to this Current Report, is being filed solely for the purpose of amending the document entitled “The Redwood Review” filed as Exhibit 99.3 to the Current Report on Form 8-K we filed with the Securities and Exchange Commission on March 5, 2008, to delete in its entirety page 50 of that document. Page 50 of that document should no longer be considered part of the Current Report on Form 8-K filed on March 5, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No .	Exhibit Title
99.1
The Redwood Review, as amended solely to delete page 50 from the Redwood Review filed as Exhibit 99.3 to the Current Report on Form 8-K filed on March 5, 2008 (page 50 should no longer be considered part of the Current Report on Form 8-K filed on March 5, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2008	REDWOOD TRUST, INC.

	By:	/s/ MARTIN S. HUGHES
Martin S. Hughes
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No .	Exhibit Title
99.1
The Redwood Review, as amended solely to delete page 50 from the Redwood Review filed as Exhibit 99.3 to the Current Report on Form 8-K filed on March 5, 2008 (page 50 should no longer be considered part of the Current Report on Form 8-K filed on March 5, 2008)